UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2017

Lumos Networks Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35180	80-0697274
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Lumos Plaza, P.O. Box 1068, Waynesboro, Virginia 22980

(Address of principal executive offices) (Zip Code)

(540) 946-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing on November 17, 2017 of the transactions contemplated by the Agreement and Plan of Merger, dated as of February 18, 2017 (the “Merger Agreement”), among Lumos Networks Corp., a Delaware corporation (the “Company”), MTN Infrastructure TopCo, Inc., a Delaware corporation (“Parent”), and MTN Infrastructure BidCo, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”). As a result of the Merger, the Company became a wholly owned subsidiary of Parent.

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in the Introductory Note and Items 1.02 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Debt Financing for the Merger

On November 17, 2017, Parent, as the borrower, entered into a credit agreement with Morgan Stanley Senior Funding, Inc., as administrative agent, other agents and the lenders party thereto (the “2017 Credit Agreement”). All obligations of the borrower under the 2017 Credit Agreement are guaranteed by the Company, and such guarantee is secured, subject to certain exceptions, on a first-priority basis by a pledge of 100% of the equity interests of the Company and substantially all of the assets of the Company.

Item 1.02	Termination of a Material Definitive Agreement

The information set forth in the Introductory Note and Items 1.01 and 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 1.02.

Repayment and Termination of 2013 Credit Agreement

In connection with the consummation of the Merger, on November 17, 2017, the Company repaid all outstanding borrowings (including accrued and unpaid interest thereon) under the Credit Agreement, dated as of April 30, 2013 (as amended, the “2013 Credit Agreement”), among Lumos Networks Operating Company (the “Borrower”), certain subsidiaries of the Borrower party thereto and the lenders party thereto, and terminated the 2013 Credit Agreement and related agreements and documents.

Prepayment of 8.0% Notes

In connection with the consummation of the Merger, on November 17, 2017, the Company prepaid all of the outstanding principal amount (including accrued and unpaid interest thereon) of the Company’s 8.0% Notes due August 15, 2022 at a prepayment price equal to 108% of the principal amount thereof.

Exercise of Warrant to Purchase Common Stock

Immediately before the consummation of the Merger, Lumos Investment Holdings, Ltd. (“Pamplona”) exercised the Warrant to Purchase 5,500,000 Shares (subject to adjustment) of Common Stock of Lumos Networks Corp. issued by the Company to Pamplona on August 5, 2015, and the Company issued 1,225,278 shares of Company Common Stock (as defined below) to an affiliate of Pamplona. Upon the consummation of the Merger, such shares of Company Common Stock were cancelled and converted into the right to receive the Merger Consideration (as defined below).

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

On November 17, 2017, pursuant to the terms and conditions of the Merger Agreement, Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation.

At the effective time of the Merger (the “Effective Time”), each outstanding share of the Company’s common stock, par value $0.01 per share (the “Company Common Stock”), outstanding immediately before the Effective Time was (other than as provided below) cancelled and converted into the right to receive $18.00 in cash (the “Merger Consideration”), without interest. Upon the consummation of the Merger, (a) shares of Company Common Stock held by the Company or Parent were cancelled, and (b) shares of Company Common Stock held by subsidiaries of the Company remained outstanding, in each case, without the right to receive any payment with respect thereto (such shares, the “Excluded Shares”).

The description of the Merger and the Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.01.

In connection with the consummation of the Merger, the Company requested that the shares of Company Common Stock, which traded under the symbol “LMOS,” cease to be traded on The NASDAQ Global Select Market (“NASDAQ”) before the opening of trading on

November 17, 2017 and be delisted from NASDAQ. Accordingly, NASDAQ has filed with the SEC a Form 25 Notification of Removal from Listing and/or Registration under Section 12(b) (the “Form 25”) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to delist and deregister the Company Common Stock. The delisting of the Company Common Stock from NASDAQ will be effective 10 days after the filing of the Form 25. The Company intends to file with the SEC a certification on Form 15 under the Exchange Act relating to the Company Common Stock, which will terminate and suspend the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03	Material Modification to Rights of Security Holders

The information set forth in the Introductory Note and Items 2.01 and 3.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.03.

As a result of the Merger, at the Effective Time, each issued and outstanding share of Company Common Stock, other than the Excluded Shares, was cancelled and automatically converted into the right to receive the Merger Consideration. At the Effective Time, each holder of Company Common Stock issued and outstanding immediately before the effective time of the Merger ceased to have any rights as a stockholder of the Company, other than the right of the holders of Company Common Stock to receive the Merger Consideration.

Item 5.01	Changes in Control of Registrant

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference in this Item 5.01.

Pursuant to the terms of the Merger Agreement, at the Effective Time the certificate of incorporation and the bylaws of Merger Sub became the certificate of incorporation and bylaws of the Company. The certificate of incorporation and bylaws of the Company, as amended, are included as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 18, 2017, by and among Lumos Networks Corp. MTN Infrastructure TopCo, Inc. and MTN Infrastructure BidCo, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company on February 22, 2017).

3.1	Certificate of Incorporation of Lumos Networks Corp. (as amended).

3.2	Bylaws of Lumos Networks Corp. (as amended).

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of February 18, 2017, by and among Lumos Networks Corp. MTN Infrastructure TopCo, Inc. and MTN Infrastructure BidCo, Inc. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K, filed by the Company on February 22, 2017).

3.1	Certificate of Incorporation of Lumos Networks Corp. (as amended).

3.2	Bylaws of Lumos Networks Corp. (as amended).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LUMOS NETWORKS CORP.

By:	/s/ Johan G. Broekhuysen
Name:	Johan G. Broekhuysen
Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

Date: November 17, 2017